UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported):  August 3, 2016

OWENS REALTY MORTGAGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
[Missing Graphic Reference]
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2016, Zalanta Resort at the Village, LLC, a California limited liability company (“ZRV”) that is wholly-owned by Owens Realty Mortgage, Inc. (the “Company”), and Zalanta Resort At The Village – Phase II, LLC, a California limited liability company (“ZRV II” and, together with ZRV, the “Borrowers”), also wholly-owned by the Company, entered into a Construction Loan Agreement (the “Loan Agreement”) with Western Alliance Bank (“Lender”).  The Loan Agreement and related documents provide Borrowers with a loan (the “Loan”) of up to $31,000,000, subject to the terms and conditions of the Loan documents, for the purpose of financing the construction of a new mixed-use retail and residential condo building (the “Project”) on land (the “Premises”) owned by ZRV in South Lake Tahoe. This Project is the Company’s second development in South Lake Tahoe, as the first phase retail project was completed on adjacent parcels owned by Tahoe Stateline Venture, LLC (also wholly-owned by the Company) in the fourth quarter of 2014.

The Loan is evidenced by the Loan Agreement, a Secured Promissory Note (the “Note”), an Environmental Indemnity Agreement (the “Indemnity Agreement”) and additional security agreements and related loan documents. As a condition to providing the Loan to the Borrowers, Lender also required completion and repayment guarantees from the Company (the “Guarantees”), and required the Company to be a party to the Indemnity Agreement. Capitalized terms used and not defined herein are further defined in the Loan Agreement and the Note.

Borrowings under the Loan documents are only for payment or reimbursement of approved Project costs and such borrowings are subject to customary conditions for loans of this type.  The borrowings under the Loan may not exceed the lesser of (i) 60% of the value of the Project, determined on an “as is” basis; or (ii) 65% of the Borrowers’ total costs of the Project, to be calculated in accordance with the Loan Agreement. All outstanding borrowings under the Loan will bear interest at the Wall Street Journal Prime Rate plus 1.50% (calculated on a floating daily basis) (the “Note Rate”), but in no event will the Note Rate be lower than the floor rate of five percent (5.0%) per annum. The Note Rate determined as of August 3, 2016 is five percent (5.0%) per annum.  Upon a default under the Loan documents the Note Rate increases by an additional five percent (5.0%) per annum.

Interest only payments are payable monthly from an established interest reserve. In addition on the last day of the calendar quarter in which a Certificate of Occupancy is obtained with respect to completion of the first condominium in the Project, and continuing on the last day of each calendar quarter thereafter during the term of the Loan, Borrowers are required to repay $6 million of principal (the “Curtailment Requirement”). The balance of the Loan is due on August 3, 2018.

Borrowings will be secured by: (i) a first mortgage lien on the Premises and certain additional property (the “Additional Premises) held by ZRVII and all improvements, amenities and appurtenances to the Premises and the Additional Premises, (ii) an assignment of all personal property, sales contracts, rents, leases, and ground leases associated with the Premises, and (iii) all design, development, service, management, leasing and construction contracts associated with the Premises.  In addition, ZRV has established a deposit account with Lender of not less than $3,000,000 to be held as additional collateral for the Loan. The Loan documents contain provision that allow for the sale of individual condominiums in the Project during the term of the Loan, and the removal of those units from the collateral base, in exchange for payment of proceeds of the sales to Lender.  Any such payment of sales proceeds to Lender will be applied to reduce the principal balance of the Loan and will reduce the quarterly Curtailment Requirement.

The Loan documents contain affirmative, negative and financial covenants of the Borrowers and the Company (as guarantor) which are customary for loans of this type, including among others: (i) a requirement that the Project be substantially completed (as defined) on or before March 28, 2017; and (ii) a requirement that the Borrowers and/or the Company in aggregate maintain a minimum of $5,000,000 of liquidity. The Borrowers are obligated to pay customary closing fees, disbursements and expenses, including an origination fee of approximately $310,000.

The Loan documents contain events of default (subject to specified thresholds and, in certain cases, cure periods) which are customary for loans of this type. If an event of default occurs and is continuing under the Loan documents, Lender may, among other things, terminate its obligations to lend and require the Borrowers and the Company to repay all amounts owed thereunder, take possession of the Project and other collateral and proceed to complete the Project at the cost of the Borrowers, and/or take certain actions against the Company pursuant to the Guarantees.

The foregoing descriptions of the Loan documents do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements attached as Exhibits 10.1 through 10.9 to this Current Report on Form 8-K and incorporated herein by reference. A copy of a press release announcing the entry into the Loan documents is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Forward-Looking Statements

This Current Report (including information included or incorporated by reference herein) contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements about the Company's plans, strategies, prospects, and anticipated events, including the transactions or other items discussed in this Current Report, are based on current information, estimates, and projections; they are subject to risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the Company's most recent filings with the Securities and Exchange Commission including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
10.1	Construction Loan Agreement, dated as of August 3, 2016, between Zalanta Resort at the Village, LLC, Zalanta Resort at the Village – Phase II, LLC and Western Alliance Bank.
10.2	Secured Promissory Note of Zalanta Resort at the Village, LLC and Zalanta Resort at the Village – Phase II, LLC, dated as of August 3, 2016, payable to the order of Western Alliance Bank.
10.3	Construction Deed of Trust and Fixture filing, dated as of August 3, 2016, among Zalanta Resort at the Village, LLC, First American Title Company and Western Alliance Bank.
10.4	Deed of Trust and Fixture filing, dated as of August 3, 2016, among Zalanta Resort at the Village – Phase II, LLC, First American Title Company and Western Alliance Bank.
10.5	Security Agreement - Pledge, dated as of August 3, 2016, between Zalanta Resort at the Village, LLC and Western Alliance Bank.
10.6	Omnibus Assignment of Agreements, dated as of August 3, 2016, between Zalanta Resort, LLC and Zalanta Resort at the Village, LLC.
10.7	Environmental Indemnity Agreement, dated as of August 3, 2016, by Zalanta Resort at the Village, LLC, Zalanta Resort at the Village – Phase II, LLC and Owens Realty Mortgage, Inc.
10.8	Completion Guaranty, dated as of August 3, 2016, by Owens Realty Mortgage, Inc.
10.9	Repayment Guaranty, dated as of August 3, 2016, by Owens Realty Mortgage, Inc.
99.1	Press Release dated August 3, 2016.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:            August 8, 2016                                              By: /s/ Bryan H. Draper
Name:  Bryan H. Draper
Title: President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Construction Loan Agreement, dated as of August 3, 2016, between Zalanta Resort at the Village, LLC, Zalanta Resort at the Village – Phase II, LLC and Western Alliance Bank.
10.2	Secured Promissory Note of Zalanta Resort at the Village, LLC and Zalanta Resort at the Village – Phase II, LLC, dated as of August 3, 2016, payable to the order of Western Alliance Bank.
10.3	Construction Deed of Trust and Fixture filing, dated as of August 3, 2016, among Zalanta Resort at the Village, LLC, First American Title Company and Western Alliance Bank.
10.4	Deed of Trust and Fixture filing, dated as of August 3, 2016, among Zalanta Resort at the Village – Phase II, LLC, First American Title Company and Western Alliance Bank.
10.5	Security Agreement - Pledge, dated as of August 3, 2016, between Zalanta Resort at the Village, LLC and Western Alliance Bank.
10.6	Omnibus Assignment of Agreements, dated as of August 3, 2016, between Zalanta Resort, LLC and Zalanta Resort at the Village, LLC.
10.7	Environmental Indemnity Agreement, dated as of August 3, 2016, by Zalanta Resort at the Village, LLC, Zalanta Resort at the Village – Phase II, LLC and Owens Realty Mortgage, Inc.
10.8	Completion Guaranty, dated as of August 3, 2016, by Owens Realty Mortgage, Inc.
10.9	Repayment Guaranty, dated as of August 3, 2016, by Owens Realty Mortgage, Inc.
99.1	Press Release dated August 3, 2016.